                                       ISI
                                 North American
                           Government Bond Fund Shares


Directors and Officers

Edward S. Hyman
Chairman

Richard T. Hale
Vice Chairman

James J. Cunnane
Director

Joseph R. Hardiman
Director

Louis E. Levy
Director

Eugene J. McDonald
Director

Rebecca W. Rimel
Director


R. Alan Medaugh
President

Nancy Lazar
Vice President

Carrie L. Butler
Vice President

Amy M. Olmert
Secretary

Scott J. Liotta
Assistant Secretary

Margaret M. Beeler
Assistant Vice President

Keith C. Reilly
Assistant Vice President

Joseph A. Finelli
Treasurer

Investment Objective

An open-end mutual fund designed to provide a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio consisting of fixed-income securities issued or guaranteed by the governments of the United States, Canada and Mexico.

Investment Advisor

ISI Inc.
717 Fifth Avenue
New York, NY 10022
(800) 955-7175

Shareholder Servicing Agent

Investment Company Capital Corp.
P.O. Box 419426
Kansas City, MO 64141-6426
(800) 882-8585

Distributor

ISI Mutual Funds
717 Fifth Avenue
New York, NY 10022
(800) 955-7175

ISI

International Strategy & Investment


                                       ISI

                                 NORTH AMERICAN

                                 GOVERNMENT BOND

                                   FUND SHARES

                      (A Class of North American Government
                                Bond Fund, Inc.)



                                  ANNUAL REPORT

                                 March 31, 1999

 Investment Advisor's Report

     We are pleased to report on the progress of your Fund for the fiscal year ended March 31, 1999.

     The Fund seeks a high level of current income consistent with prudent investment risk by investing in U.S., Canadian and Mexican government fixed-income securities. The Fund's total return for the fiscal year ended March 31, 1999 was 5.96%. Please see the portfolio management section for more details. Since its inception, on January 15, 1993, the Fund has had a cumulative total return of 42.59%.

Portfolio Management

     Our investment approach is to actively manage the portfolio, adjusting the Fund's average maturity and percentage weighting across the U.S., Canada and Mexico as we anticipate changes in the market.

                             Portfolio Mix--Currency
                               (% of Investments)

                                     1998                         1999
                  ----------------------------------------        ----
                  3/31        6/30        9/30       12/31        3/31
                  ----        ----        ----       -----        ----
U.S.              87.3%       85.3%       87.5%       87.3%       87.3%
Canada            12.7          --          --          --          --
Mexico            11.8        14.7        12.5        12.7        12.7

     During the last year, currency mix management favored the U.S. dollar-denominated market and the Mexican peso bond market. In the domestic peso market, the performance was better than the U.S. because of very high local interest rates (28% on average for the year). The Mexican government issues that are U.S. dollar denominated underperformed the Treasury market due to the financial crisis that was associated with the Russian default and the Long Term Capital Management liquidity problems. The Fund was helped by its use of the local market for Mexico. The Canadian market had a marginal influence on the Fund's performance due to its small weighting. The Canadian dollar denominated market underperformed versus the U.S. Treasury Market due to currency weakness. The Canadian government issues that are U.S. dollar denominated have performed similarly to U.S.Treasuries during the fiscal year.

                     Portfolio Maturity
                         (In Years)

                            1998                 1999
             ---------------------------------   ----
              3/31      6/30   9/30      12/31   3/31
              ----      ----   ----      -----   ----
U.S.*         12.5      15.3   13.7      13.0    11.4
Canada        29.2        --     --        --      --
Mexico         0.1       1.4    1.2       1.1     1.0

*Including reserves.

     At fiscal year end, the Fund's U.S. section had an average maturity of 11.4 years which is much longer than the Intermediate Treasury Index's 3.7 years. Even though the Fund's maturity is longer than the Treasury Index, it is somewhat shorter than over previous quarter ends. ISI anticipated the strong U.S. economic growth and shortened the Fund's maturity. We are looking for the opportunity to extend the fund's maturity as we see the economy slowing and will be using our proprietary company surveys to identify the change. ISI is optimistic that U.S. rates will decline over the next fiscal year, producing capital gains for long maturity

Investment Advisor's Report (concluded)

Treasuries. Please see the write-up on the three major markets that follow this letter.

     We would like to welcome our new investors to the Fund and thank those who have been with us for some time. We appreciate your confidence.


Sincerely,


/s/ R.  Alan Medaugh
----------------------------
    R.  Alan Medaugh


R.  Alan Medaugh
President

April 9, 1999

Outlook for North America

Review of U.S.

Overview

     The U.S. economy is performing at an unbelievably good level. Nominal consumer spending was up 0.7% month-to-month (8.9% at an annual rate) in February with the consumption price deflator unchanged (i.e. zero inflation). The unemployment rate declined to a 29-year low, at the same time average hourly earnings slowed to just 3.6% year-over-year (y/y). ISI expects the pace of economic growth to slow to a 3% rate in the 2nd quarter. The Bureau of Labor Statistics published a study acknowledging it was underestimating productivity. So annual productivity might be up 3.7% y/y versus the currently reported 2.7% reading, and as a consequence, instead of the latest 12 month reading of 1% inflation and 4% real growth year-over-year, the correct figures may be 0% and 5%! We expect U.S. rates to decline over the next fiscal year because of slower economic growth and low inflation.


--------------------------------------------------------------------------------
                             ISI ECONOMIC FORECAST
--------------------------------------------------------------------------------
                      98:3Q     98:4Q     99:1Q     99:2Q     99:3Q     99:4Q
--------------------------------------------------------------------------------
Nominal GDP            4.7%      6.8%      4.5%      3.5%      2.5%      3.0%
GDP Deflator           1.0%      0.7%      0.5%      0.5%      0.5%      0.0%
Real GDP               3.7%      6.1%      4.0%      3.0%      3.0%      3.0%
30 Year Bond Yields*   5.0%      5.2%      5.6%      5.2%      4.7%      4.3%
Fed Funds Rate*        5.2%      4.7%      4.7%      4.7%      4.5%      4.0%
--------------------------------------------------------------------------------

*End of quarter.

The Economy

     We have lifted our 1Q real GDP growth estimate from 4% to 5%. Real construction spending, led by highway spending, probably increased at an 18% annual rate. Real consumer spending probably increased at a 5% annual rate. Hours worked increased at just a 1.9% annual rate, while real GDP growth of 5% will produce another quarter of solid growth in productivity. This solid productivity with average hourly earnings slowing, suggests another quarter of modest unit labor costs inflation, and stronger corporate profits. ISI expects real growth will slow to 3% in 2Q, but it's still faster than that right now. Our company surveys hit a new high last week.

     ISI expects a 2Q 1999 deceleration because of the seasonal record over the last three years. For each of the past 3 years, the economy has tended to accelerate in 1Q and slow in 2Q. At least 3 factors have shaped the 1Q accelerations: earlier tax refunds, more bonus pay, and a pick up in home mortgage refinancing activity (refi). In particular, interest rates have been on the low side at the start of the past 3 years and were again low at the start of 1999. As a result, refi has been high. The combination of low rates and high refi has boosted housing and retail sales. Simultaneously, tax refunds have surged in 1Q and then declined in 2Q. This year, the increase in tax refunds has been even stronger than it was in the previous 3 years, lifting consumer spending even more. In each of the past 3 years, refi has declined during 1Q, and tax refunds have declined during 2Q, both declines tending to slow 2Q activity. Refi has already declined. Tax refunds are next.

Inflation and Interest Rates

     ISI expects virtually no U.S. inflation for the year 1999. A major element in this low inflation story is reduced government spending. Government downsizing has freed up resources from the less efficient government sector for the more efficient private sector. Government downsizing tends to create faster growth with less inflation, at the same time financial market crowding out is reversed.

                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points.

          U.S. Federal Outlays as a Percent of Nominal GDP 1965-1998Q4

31 MAR 65   13.804             31 MAR 77   19.798             31 MAR 89   20.607
30 JUN 65   13.627             30 JUN 77   19.649             30 JUN 89   20.582
30 SEP 65   13.551             30 SEP 77   19.540             30 SEP 89   20.770
31 DEC 65   13.559             31 DEC 77   19.832             31 DEC 89   20.866
31 MAR 66   13.702             31 MAR 78   20.018             31 MAR 90   20.876
30 JUN 66   13.715             30 JUN 78   19.319             30 JUN 90   21.300
30 SEP 66   14.426             30 SEP 78   19.372             30 SEP 90   21.652
31 DEC 66   14.630             31 DEC 78   19.188             31 DEC 90   22.258
31 MAR 67   14.931             31 MAR 79   19.171             31 MAR 91   22.112
30 JUN 67   15.270             30 JUN 79   19.199             30 JUN 91   21.890
30 SEP 67   16.292             30 SEP 79   19.129             30 SEP 91   22.325
31 DEC 67   17.337             31 DEC 79   19.210             31 DEC 91   22.107
31 MAR 68   18.450             31 MAR 80   19.401             31 MAR 92   22.277
30 JUN 68   19.779             30 JUN 80   20.347             30 JUN 92   22.373
30 SEP 68   19.586             30 SEP 80   20.762             30 SEP 92   21.905
31 DEC 68   19.757             31 DEC 80   20.580             31 DEC 92   21.727
31 MAR 69   19.412             31 MAR 81   20.604             31 MAR 93   21.710
30 JUN 69   18.918             30 JUN 81   21.035             30 JUN 93   21.483
30 SEP 69   18.961             30 SEP 81   20.898             30 SEP 93   21.437
31 DEC 69   19.037             31 DEC 81   21.465             31 SEP 93   21.395
31 MAR 70   18.941             31 MAR 82   21.884             31 MAR 94   20.967
30 JUN 70   19.102             30 JUN 82   21.956             30 JUN 94   20.803
30 SEP 70   19.148             30 SEP 82   22.392             30 SEP 94   20.817
31 DEC 70   19.216             31 DEC 82   22.710             31 DEC 94   20.595
31 MAR 71   18.817             31 MAR 83   22.983             31 MAR 95   20.768
30 JUN 71   18.924             30 JUN 83   22.696             30 JUN 95   20.838
30 SEP 71   18.791             30 SEP 83   22.331             30 SEP 95   20.662
31 DEC 71   19.025             31 DEC 83   21.931             31 DEC 95   20.566
31 MAR 72   18.822             31 MAR 84   21.286             31 MAR 96   20.446
30 JUN 72   18.858             30 JUN 84   21.218             30 JUN 96   20.315
30 SEP 72   18.649             30 SEP 84   21.393             30 SEP 96   20.416
31 DEC 72   18.581             31 DEC 84   21.711             31 DEC 96   20.251
31 MAR 73   18.321             31 MAR 85   21.894             31 MAR 97   20.149
30 JUN 73   18.023             30 JUN 85   22.149             30 JUN 97   19.831
30 SEP 73   18.371             30 SEP 85   22.167             30 SEP 97   19.621
31 DEC 73   18.035             31 DEC 85   22.183             31 DEC 97   19.575
31 MAR 74   18.105             31 MAR 86   22.083             31 MAR 98   19.360
30 JUN 74   18.162             30 JUN 86   22.196             30 JUN 98   19.458
30 SEP 74   18.393             30 SEP 86   22.313             30 SEP 98   19.350
31 DEC 74   18.836             31 DEC 86   22.069             31 DEC 98   19.212
31 MAR 75   19.675             31 MAR 87   22.010             31 MAR 99       NA
30 JUN 75   20.335             30 JUN 87   21.738             30 JUN 99       NA
30 SEP 75   20.620             30 SEP 87   21.258
31 DEC 75   20.853             31 DEC 87   20.949
31 MAR 76   20.479             31 MAR 88   20.900
30 JUN 76   20.309             30 JUN 88   20.782
30 SEP 76   20.168             30 SEP 88   20.705
31 DEC 76   19.824             31 DEC 88   20.761

     U.S. rates also represent good relative value, so the Fund's U.S. sector has a relatively long average maturity. Interest rates in the U.S. are high compared to the major economies in Europe.

                                  US & EUROPEAN
                                GOVERNMENT YIELDS

                        September      April 9,       Basis Point
                          1998           1999           Change
                        ---------      --------       ----------
U.S.        10 year       4.41%          5.03%            +62
Germany     10 year       3.84%          3.84%             --
UK          10 year       4.82%          4.39%            -43
Canada      10 year       5.04%          4.93%            -11

     ISI expects rates to decline as the economy shows signs of slowing, and rates which are today 5.5% for long Treasuries are expected to fall below 5.0% later this year. We are watching our weekly company surveys to judge if and when the economy begins to slow.

Review of Mexico

Overview

     ISI expects Mexico to have moderate growth in 1999 at a 2.5% to 3.0% real rate. Inflation is likely to be slightly below last year's high 15.9% rate. The Mexican economy slowed from a 1Q 98 annual pace of 7.5% to a 2.6% annual rate in the 4Q 98. Mexico's NAFTA ties with the U.S. have made economic performance better for Mexico than for other Latin American economies (Brazil's 4Q 98 -12.4%; Chile -12.2% and Ecuador -27.2%). Looking ahead, even though Mexican exports are U.S. dominated, a relatively strong peso should allow other Latin American competitors to gain U.S. market share. As a result of competition, and the recent strength in the Mexican peso, export growth should slow from a 10% rate in 1998 to a 7% rate in 1999. Imports growth should be faster than exports in 1999, causing an increase in the Current Account Deficit. Inflation last year was 15.9%, in part due to a substantial 21% fall in the peso versus the U.S. dollar. ISI expects inflation to be 14% to 15% for 1999. Interest rates should retain a fairly high inflation premium with domestic rates staying in the 22% to 25% range during 1999. The peso should be cushioned by sizable direct investment flows, especially from the U.S. to the border areas known as the Maquiladora region. Direct investment, other equity investment and bond investments need to be high in order to offset a deterioration in the Current Account. The peso is likely to fall by 10% during 1999, helped by investment flows but hurt by high inflation.

Economic Growth

     The economy slowed during 1998. Retail sales were growing at an 11.0% annual rate at the start of 1998 but were growing at only a 2.7% pace by year end. Corporate investment also slowed during 1998. There was little momentum as 1999 began, but a sharp increase in the stock market, the Bolsa, from 3,959 at the end of 1998 to over 5,100 currently may give the economy a boost. ISI expects that exports will slow, but consumer demand is likely to pick up. The result should be a 2.5% to 3.0% growth rate for 1999 down from 1998's 4.8% rate.

Inflation and Interest Rates

     Mexican inflation was lifted to 15.9% in 1998 by the peso's weakness. Powerful capital inflows have buoyed the peso so far in 1999, despite the financial storm clouds coming from the rest of Latin America. Inflation should slow because of better peso performance but with money growth (base money) targeted to grow at an 18.5% rate this year, inflation is likely to improve only a bit (14%-15%).

     The interest rate policy followed by the Bank of Mexico is to maintain high real rates on Treasury Bills (cetes). A real rate of 12% was typical over the last year. In 1999, ISI expects the real rate to be about 8% (22% to 24% nominal). A high real rate has been a favorite way for the government to control domestic demand and inflation. The depreciation of the peso by 21% in 1998 tested their system. The currency weakness was caused by the early stages of the latest financial crisis. The Bank's policies contained the currency depreciation before it became a major event. High monetary growth targets in 1999, however, are working against lower inflation. The result is likely to be another year of inflation above the Bank's 13% target. In this environment, Mexican Cetes should produce a good total return in 1999.

Currency Outlook

     The peso has rallied this year after the large fall in 1998. The financial crisis atmosphere of 1998 took a toll on the peso but recently better than expected performance especially by Brazil has improved the atmosphere. ISI expects the Latin American economic performance ex-Mexico to be poor in 1999. This is likely to put some pressure on the Mexican peso in the near term. Mexico's strong NAFTA ties should help it weather much of the storm but ISI expects the peso to decline by 10% over the next fiscal year. High inflation and the approach of the 2000 Presidential Election along with the Latin American recession are the main causes of the currency's decline. Over the fiscal year, Mexican Cete investments should produce double digit total returns in U.S. dollars, making them attractive investments overall.

Review of Canada

Overview

     ISI sees Canadian growth slowing over the balance of 1999, inflation quiet, the Canadian dollar weakening and Canadian rates following the U.S. lower. In 1998, Canada enjoyed solid growth, low inflation, a balanced government budget , and a trade surplus. Canada's close ties with the U.S. mean strong growth here translates into good economic news for Canada. More than 80% of Canadian Exports are to the U.S. The recessions in Asia and Latin America plus weak growth in Europe are of secondary importance to Canada. For example, Canadian factory exports roared ahead by a whopping 16.2% in

Outlook for North America (concluded)

4Q 98. Job growth in Canada has been well above trend helped by a weak Canadian dollar as well as strong U.S. growth. Inflation has been below 2.5% for more than six years--a feat unprecedented in the last 35 years. The government is increasing spending and adding new tax cuts so that the budget is roughly in balance. The Canadian trade surplus was $19 billion for 1998. To a significant degree, Canada's future performance depends on the U.S. But it also is influenced by the level of the Canadian dollar, commodity prices, Canadian domestic consumer spending and government fiscal policy.

Economic Growth

     Trade has had a significant growth impact and is likely to produce a net trade surplus of C$30 billion in 1999, up from C$19 billion in 1998. The domestic side of the economy is currently producing job growth well above trend and that is likely to slow as corporate profits get squeezed in 1999 by global competition. Corporate restructuring will cause the unemployment rate to rise and keep pressure on wage growth. The combination should produce softness in consumer spending which is nearly 60% of the Canadian economy. Weaker consumer spending offset by higher government spending and expanding exports should hold real growth at a 3% rate in 1999. A slowing of the U.S. economy over the balance of 1999 would produce poorer Canadian trade performance in 2000, reducing growth to the 1% range for 2000.

Interest Rates and Inflation

     Inflation is likely to remain in the 1%-2% range over 1999. There will be some pressure on Canadian inflation from a weakening currency. The result could be lower inflation in the U.S. than in Canada. Interest rate declines should parallel the U.S. in the longer maturity range (10 years and longer). Canadian rates however, are currently 20-30 basis points below U.S. rates, while Canadian government issues denominated in the U.S. dollar are 30 basis points higher in yield. This spread seems unsustainable especially if the Canadian government budget continues to be roughly balanced while the U.S. enjoys a large surplus. ISI expects U.S. Treasuries will outperform Canadian government bonds over the next fiscal year.

Currency Outlook

     The Canadian dollar has improved so far in 1999, but since the end of 1997 it has depreciated against the U.S. dollar. Please see chart below.



                                   [GRAPHIC]


In the printed version of the document, a line graph appears which depicts the following plot points:

                             [PLOT POINTS TO COME]


     Part of the currency improvement so far in 1999 was due to reductions in European short term rates and the resulting shift of international investment flows into the Canadian market. A recent cut in Canadian short term rates has limited the gain. Over the balance of 1999, three factors are likely to weaken the Canadian currency by 2% to 5% versus the U.S.
dollar:

     o Trade Competition

     o Soft Commodity Prices

     o Rising Political risks from Quebec Separatists

 Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph must measure the growth of a $10,000 hypothetical investment from the Fund's inception through the most recent fiscal year-end and must reflect the impact of the Fund's total expenses and its currently effective 3.0% maximum sales charge.

     While this table is required by SEC rules, such comparisons are of limited utility since the indices shown are not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of these indices would have had to own the securities that they represent. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC also requires that we report the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective maximum sales charge. These total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN*
                                                     % Return with
  Periods ended 3/31/99:                             Sales Charge(1)
--------------------------------------------------------------------------------
  One Year                                               2.78%
--------------------------------------------------------------------------------
  Since Inception (1/15/93)                              5.37%
--------------------------------------------------------------------------------

                                   [GRAPHIC]


In the printed version of the document, a line graph appears which depicts the following plot points:


ISI North American Governemnt Bond Fund
Lehman Bros Intermediate Treasury Index
Consumer Price Index
Lehman Brothers Emerging Americas Index: Mexico Section

1/93     9700     10000    10000    10000
3/93     9911     10186    10049    10322
3/94     10186    10425    10301    11097
3/95     9339     10867    10596    8616
3/96     10550    11856    10897    12590
3/97     11384    12407    11198    14940
3/98     13052    13573    11355    17910
3/99     13831    14470    11558    17818

(1) Assumes maximum sales charge of 3.0%.

(2) Commencement of operations.

* These figures assume the reinvestment of dividends and capital gains distributions. The indices listed above are unmanaged and are widely recognized as indicators of performance in their respective sectors. The Lehman Brothers Intermediate Treasury Index is a performance indicator of the intermediate-term U.S. Treasury market, the CPI is a general indicator of inflation and the Lehman Brothers Emerging Americas Index: Mexico
    Section is an indicator of the interest rate structure of Mexican government and private corporate debt. Management is not aware of any single index that is truly representative of the Fund since the Fund's assets are allocated across three different countries and each country's weighting is periodically adjusted to reflect the advisor's outlook on current market conditions. Past performance is not an indicator of future results.

North American Government Bond Fund, Inc.

Statement of Net Assets
March 31, 1999



                                          Interest      Maturity       Par/Nominal       Market
Security                                    Rate          Date           Value(6)         Value
-------------------------------------------------------------------------------------------------
CANADIAN SECURITIES - 5.2%
Canadian Global Bond                        6.750%         8/28/06    $  2,750,000   $  2,916,622
                                                                                     ------------
   Total Canadian Securities
      (Cost $3,009,692)                                                                 2,916,622
                                                                                     ------------
MEXICAN SECURITIES - 12.7%
Mexican Treasury Cete(1)                   22.170%(3)      7/08/99    P$30,000,000      2,974,398
Mexican Treasury Cete(1)                   22.475%(3)      8/12/99    P$ 6,751,680        655,938
Mexican Udibonos(2)                         6.000%        11/23/00       9,303,300      2,369,288
Mexican Udibonos(2)                         6.500%         5/24/01       4,219,600      1,075,919
                                                                                     ------------
   Total Mexican Securities
      (Cost $6,649,684)                                                                 7,075,543
                                                                                     ------------
U.S. SECURITIES - 60.9%
U.S. Treasury Bond                         10.370%        11/15/12     $ 6,000,000      7,923,750
U.S. Treasury Bond                          8.870%         2/15/19       5,000,000      6,720,315
U.S. Treasury Bond                          8.120%         8/15/19       4,800,000      6,044,251
U.S. Treasury Bond                          7.870%         2/15/21       2,750,000      3,404,415
U.S. Treasury Bond                          8.120%         8/15/21       1,700,000      2,162,188
U.S. Treasury STRIP                         6.094%(5)      5/15/17      14,500,000      4,884,862
                                                                                     ------------
   Total U.S. Securities
      (Cost $32,694,901)                                                               31,139,781
                                                                                     ------------
REPURCHASE AGREEMENTS - 25.6%
Goldman Sachs & Co., 4.80%
  Dated 03/31/99, to be repurchased on
  4/01/99, collateralized by U.S.
  Treasury Bond with a par value of
  $3,745,000, coupon rate of 10.75%,
  due 8/15/05, with a market value of
  $4,820,369 (Cost $4,773,000)              4.800%          4/1/99     $ 4,773,000      4,773,000

North American Government Bond Fund, Inc.

Statement of Net Assets
March 31, 1999


                                                             Interest   Maturity   Par/Nominal      Market
Security                                                       Rate       Date        Value         Value
------------------------------------------------------------------------------------------------------------
J.P. Morgan Securities Inc., 4.85%
   Dated 03/31/99, to be repurchased on
   4/01/99, collateralized by U.S. Treasury
   Bond with a par value of $4,811,000,
   coupon rate of 5.50%, due 3/31/03,
   with a market value of $4,868,030
   (Cost $4,772,000)                                           4.85      04/1/99   $ 4,772,000   $ 4,772,000
Morgan Stanley & Co., 4.88%
   Dated 03/31/99, to be repurchased on
   4/1/99, collateralized by U.S. Treasury
   Bond with a par value of $4,825,000,
   coupon rate of 6.875%, due 8/31/99,
   with a market value of $4,866,944
   (Cost $4,772,000)                                           4.88      04/1/99   $ 4,772,000   $ 4,772,000
                                                                                                 -----------
   Total Repurchase Agreements
      (Cost $14,317,000)                                                                          14,317,000
                                                                                                 -----------
Total Investment in Securities -- 99.2%
   (Cost $56,671,277)4                                                                            55,448,946
Other Assets Less Liabilities, Net-- 0.8%                                                            441,631
                                                                                                 -----------
Net Assets-- 100.0%                                                                               55,890,577
                                                                                                 ===========
Net Asset Value and Redemption Price Per Share
  ($55,890,577 / 6,636,361 shares outstanding)                                                         $8.42
                                                                                                       =====
Offering Price Per Share($8.42 / .970)                                                                 $8.68
                                                                                                       =====



--------------------------------------------------------------------------------
(1)  Cetes are short-term Mexican government debt securities.

(2) Udibonos are securities issued by the Mexican Government with a nominal face value of $100 Investment Units (UDIs) per security. The Udibonos are redeemed at face value at maturity. Face value is adjusted for changes in the Mexican Consumer Price Index. The interest rate is fixed and payable every 182 days.

(3)  Yield as of March 31, 1999

(4)  Also aggregate cost for federal tax purposes.

(5)  Zero Coupon, Security Yield as of March 31, 1999

(6)  Par value is shown in local currency: Mexican pesos (P$) and U.S. dollars
     ($).

See accompanying Notes to Financial Statements.

North American Government Bond Fund, Inc.

Statement of Operations
For the Year Ended March 31, 1999

NET INVESTMENT INCOME:
     Interest                                                     $ 3,893,995
                                                                  -----------

EXPENSES:
     Investment advisory fee                                          221,382
     Distribution fee                                                 221,382
     Administration fee                                               110,691
     Professional fees                                                 82,194
     Accounting fee                                                    54,140
     Transfer agent fee                                                38,924
     Printing and postage                                              28,110
     Miscellaneous                                                     12,169
     Custodian fees                                                    12,872
     Directors' fees                                                    1,284
                                                                  -----------
        Total expenses                                                783,148
     Less: Fees waived                                                (91,361)
                                                                  -----------
        Net expenses                                                  691,787
                                                                  -----------
     Net investment income                                          3,202,208
                                                                  -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
     Net realized gain from security transactions                   2,311,781
     Net realized loss from foreign currency transactions            (905,237)
     Change in unrealized depreciation of investments              (1,424,417)
     Change in unrealized depreciation on translation
       of other assets and liabilities denominated in
       foreign currencies                                             (1,266)
                                                                  -----------
     Net realized and unrealized loss on investments                  (19,139)
                                                                  -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 3,183,069
                                                                  ===========
--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

North American Government Bond Fund, Inc.
Statements of Changes in Net Assets


                                                          For the Year Ended March 31,
--------------------------------------------------------------------------------------
                                                               1999           1998
--------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
Operations:
     Net investment income                                $  3,202,208    $  3,741,189
     Net realized gain from investments and
        foreign currency transactions                        1,406,544       1,775,432
     Change in unrealized appreciation/depreciation
        of investments                                      (1,424,417)      1,644,223
     Change in net unrealized appreciation/
        depreciation on translation of other assets and
        liabilities denominated in foreign currencies           (1,266)          2,956
                                                          ------------    ------------
     Net increase in net assets resulting
        from operations                                      3,183,069       7,163,800
                                                          ------------    ------------
DIVIDENDS TO SHAREHOLDERS FROM:
     Net investment income                                  (3,202,208)     (3,741,189)
     Distribution in excess of net investment income                 0        (629,176)
     Short-term capital gains                                 (552,530)           --
     Long-term capital gains                                (1,533,918)           --
                                                          ------------    ------------
     Total distributions                                    (5,288,656)     (4,370,365)
                                                          ------------    ------------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from sale of 1,527,556 and 916,292
        shares, respectively                                13,255,729       7,908,494
     Value of 224,638 and 231,643 shares issued in
        reinvestment of dividends, respectively              1,948,979       1,980,041
     Cost of 1,065,714 and 1,469,520 shares
        repurchased, respectively                           (9,226,947)    (12,629,368)
                                                          ------------    ------------
     Increase (decrease) in net assets derived from
        capital share transactions                           5,977,761      (2,740,833)
                                                          ------------    ------------
     Total increase in net assets                            3,872,174          52,602
NET ASSETS:
     Beginning of year                                      52,018,403      51,965,801
                                                          ------------    ------------
     End of year                                          $ 55,890,577    $ 52,018,403
                                                          ============    ============

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

North American Government Bond Fund, Inc.

Financial Highlights
(For a share outstanding throughout each period)


                                                                      For the Years Ended March 31,
----------------------------------------------------------------------------------------------------------------------
                                                             1999        1998       1997          1996       1995
----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
   Net asset value at beginning of period                  $  8.74     $  8.29     $  8.37      $  8.06     $  9.53
                                                            ------     -------     -------      -------     -------
Income from Investment Operations:
   Net investment income                                      0.60        0.61        0.75         0.81        0.63
   Net realized and unrealized gain/(loss)
     on investments                                          (0.09)       0.56       (0.11)        0.22       (1.38)
                                                            ------     -------     -------      -------     -------
   Total from Investment Operations                           0.51        1.17        0.64         1.03       (0.75)
                                                            ------     -------     -------      -------     -------
Less Distributions:
   Dividends from net investment income
     and short-term gains                                    (0.60)      (0.67)      (0.26)          --       (0.45)
   Distribution in excess of net investment                     --
     income                                                              (0.05)         --           --          --
   Distribution from Long-Term Capital gains                 (0.23)         --          --           --          --
   Return of capital                                            --          --       (0.46)       (0.72)      (0.27)
                                                            ------     -------     -------      -------     -------
   Total distributions                                       (0.83)      (0.72)      (0.72)       (0.72)      (0.72)
                                                            ------     -------     -------      -------     -------
   Net asset value, end of period                          $  8.42     $  8.74     $  8.29      $  8.37     $  8.06
                                                            ======     =======     =======      =======     =======

Total Return(1)
   Based on net asset value per share                         5.96%      14.65%       7.90%       12.97%      (8.31)%
Ratios to Average Daily Net Assets:
   Expenses(2)                                                1.25%       1.25%       1.25%        1.25%       1.25%
   Net investment income(3)                                   5.79%       7.17%       8.99%        9.49%       7.04%
Supplemental Data:
   Net assets at end of period (000)                       $55,891     $52,018     $51,966      $60,860     $66,292
   Portfolio turnover rate                                     173%        125%         46%         125%        104%

--------------------------------------------------------------------------------

(1)  Total return excludes the effect of sales loads

(2) Without the waiver of advisory and administration fees (Note B), the ratio of expenses to average net assets would have been 1.42%,1.28%, 1.58%, 1.47%, and 1.45% for the years ended March 31, 1999, 1998, 1997, 1996, and
     1995, respectively.

(3) Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 5.62%, 7.14%, 8.66%, 9.27%, and 6.84% for the years ended March 31, 1999, 1998, 1997, 1996, and 1995, respectively.

See accompanying Notes to Financial Statements.

 Notes to Financial Statements

A. Significant Accounting Policies -- North American Government Bond Fund, Inc. ("the Fund"), which was organized as a Maryland Corporation on October 19, 1992, commenced operations January 15, 1993. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end Investment Management Company. It is designed to provide a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio consisting of fixed-income securities issued or guaranteed by the governments of the United States, Canada and Mexico.

     The Fund consists of one share class, the ISI Shares, which are subject to a 3.00% maximum front-end sales charge and a 0.40% distribution fee.

     When preparing the Fund's financial statements, management has to make estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     Security Valuation -- Debt securities are generally traded in the over-the-counter market. When there is an available market quotation, the Fund values a debt security by using the most recent price provided by an investment dealer. The Fund may also value a debt security by using a price from an independent pricing service that the Investment Advisor has determined reflects the obligation's fair market value. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

     Repurchase Agreements -- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     Foreign Currency Transaction and Translation -- The Fund separates realized gains or losses resulting from foreign exchange rate changes and realized gains or losses resulting from market price changes.

     Net realized foreign exchange rate gains or losses occur due to 1) sales of portfolio securities; 2) sales and maturities of short-term securities; 3) sales of foreign currencies; 4) currency gains or losses realized between the trade and settlement dates on securities transactions; and 5) differences between interest recorded on the Fund's books and the U.S. dollar equivalent of interest that the Fund actually receives or pays.

     The Fund does not separate its unrealized appreciation or depreciation resulting from foreign exchange rate changes and its unrealized appreciation or depreciation resulting from market price changes.

     Federal Income Tax -- The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

     Security Transactions, Investment Income, Distributions and Other -- The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Income and expenses are recorded on an accrual basis. Income includes scientific amortization of premiums and accretion of discounts when appropriate. Dividend distributions to shareholders are recorded on the exdividend date.

B. Investment Advisory Fees, Transactions with Affiliates and Other Fees-- International Strategy & Investment Inc. ("ISI") is the Fund's investment advisor and Investment Company Capital Corp., a subsidiary of Bankers Trust Corporation. ("ICC") is the Fund's administrator. As compensation for its advisory services, the Fund pays ISI a fee. Based on the Fund's average daily net assets this fee is calculated daily and paid monthly at the annual rate of 0.40%. The Fund paid ISI $221,382 for advisory services for the year ended March 31, 1999 of which $3,887 was payable at the end of the period. As compensation for its administrative services, the Fund pays ICC a fee. Based on the Fund's average daily net assets this fee is calculated daily and paid monthly at the annual rate of 0.20%. The Fund paid ICC $110,691 for administrative services for the year ended March 31,1999 of which $1,944 was payable at the end of the period.

     ISI and ICC have agreed to reduce their fees proportionately when necessary so that the Fund's annual expenses are no more than 1.25% of the Fund's average daily net assets. For the year ended March 31,1999, ISI waived fees of $60,907 and ICC waived fees of $30,454.

     As compensation for its accounting services, the Fund pays ICC a fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $54,140 for accounting services for the year ended March 31,1999 of which $4,615 was payable at the end of the period.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $38,924 for transfer agent services for the year ended March 31,1999 of which $5,153 was payable at the end of the period.

     As compensation for providing distribution services for the ISI Class of shares, the Fund pays ISI Group, Inc. ("ISI Group"), which is affiliated with ISI, a fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.40% of the ISI Class' average daily net assets. For the year ended March 31, 1999, distribution fees aggregated $221,382, of which $18,967 was payable at the end of the period.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended March 31, 1999 was approximately $1,405, and the accrued liability was approximately $11,611.

C. Capital Share Transactions-- The Fund is authorized to issue up to 25 million shares of $.001 par value capital stock.

Notes to Financial Statements (concluded)

D. Investment Transactions -- Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $14,847,161 and sales of investment securities aggregated $15,134,279 for the year ended March 31, 1999. Purchases of U.S. government obligations aggregated $68,438,527 and sales of U.S. government obligations aggregated $73,850,061 for the period.

     At March 31, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $425,859 and aggregate gross unrealized depreciation of all securities in which there is an excess of tax cost over value was $1,648,190.

E. Forward Currency Exchange Contracts --Forward currency exchange contracts carry certain risks. These risks include the counterparties' possible inability to meet the contract terms and the movements in currency values. There were no outstanding contracts as of March 31, 1999.

F.   Net Assets -- On March 31, 1999, net assets consisted of

     Paid-in capital ...................  $57,119,681
     Distribution in excess
       of net investment income ........       (5,918)
     Unrealized depreciation of
       investments .....................   (1,222,331)
     Unrealized loss on translation of
       other assets and liabilities
       denominated in foreign
       currencies  .....................         (855)
                                          -----------
                                          $55,890,577
                                          ===========

Report of Independent Accountants

To the Shareholders and Directors of
North American Government Bond Fund, Inc.:

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of North American Government Bond Fund, Inc. (the "Fund") at March 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (thereafter referred to as "financial statements") are the responsibility of the Fund's management: our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 30, 1999

Tax Information

Tax Information (unaudited) for the Tax Year Ended March 31, 1999

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included $1,533,918 from long-term capital gains; of which $1,533,918 was subject to the 20% rate gains category.


--------------------------------------------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

     For more complete information regarding any of the ISI Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-955-7175. Read it carefully before you invest.
--------------------------------------------------------------------------------

16

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